Exhibit 10.11

CONTRACT FOR THE USE OF

SPACES AND FURNITURE

BETWEEN

UNIVERSITY OF SALENTO (hereinafter called University of Salento) with seat in Lecce, P.zza Tancredi nr. 7, Fiscal Code 80008870752, in the person of the Dean Prof. Eng. Domenico Laforgia born in Bari on 22nd June and domiciled for this office at the above-mentioned seat, authorized to the signature of this contract with D.R. nr. 968 dated 29th August 2011

AND

the enterprise “GELESIS srl” located in Naples, Galleria Umberto I, 8 Vat Number 06508451215 represented by Dr. Giovanni Abbate, as sole director as well as legal representative of the above-mentioned company

PROVIDED

- that the fore-mentioned regulations for the protocol of relationships between The University of Studies of Lecce and the spin-off enterprises for the research” was issued with D.R. 7th February 2006, nr. 170 and later subject to modifications with D.R. 22nd November 2011 nr. 2563;

- that the Municipality of Calimera has granted University of Salento as a free decennial extended loan some spaces of the ex Municipal Slaughterhouse placed in Via G. Verdi, as from the Convention signed between the Parties on 22nd January 2010 at the same conditions laid down for the purposes of “research, technological transfer aimed at the support and starting of academic spin off and innovative enterprises especially of the Department of Innovation Engineering”;

- that, under article 7 of the fore-mentioned Convention, all the expenses for the general services are paid by the Department of Innovation Engineering;

- that, with decisions 28th March 2011, nr. 27, 6th June 2011, nr. 60, 14th July 2011, nr. 100, the Board of Directors has resolved about the criteria and conditions for the use of spaces, furniture, equipment and services by specific Spin Off approving drafts of contracts;

- that with protocol note nr. 23635-III/12 dated 7th July 2011, the Director of the Research Department has passed on the minutes of the meeting held on 22nd June 2011 between the Scientific Responsible and the Operational Responsible of the Project SINTeSIS as well as the Director of the Department of Innovation Engineering “for the examination of the enquiries of spin-off and of innovative enterprises for the assignment of the premises of the seat of Calimera” among which the ones of the enterprise GELESIS srl ;

- that with D.D. dated 7th July 2011, nr. 120 the Department of Innovation Engineering gave a favourable opinion on the assignment of the spaces of the ex Slaughterhouse in Calimera to some spin-off and innovative enterprises among which GELESIS srl;

- that with D.R. dated 29th August 2011 nr. 968 the draft of this contract was approved charging the costs of stamp duty and registration of the contract to GELESIS srl;

- that any change, addition or waiver to this act or to the ones related to it, has to be a written document signed by both Parties;

- that the Parties, after ratification and confirmation of the fore-said, declare it an integrating and essential part of this contract and mean to prove all terms and conditions set out therein

WE ESTABLISH AND AGREE THE FOLLOWING:

ART. 1 – VALUE OF PRECONDITIONS

1. Preconditions are an integrating and essential part of this contract.

ART. 2 – SUBJECT OF THE CONTRACT

1. This contract regulates the use by GELESIS srl of the spaces and furniture under comma 2 for the carrying out of activities of laboratory and development of medical prototype devices for the treatment of obesity and of diseases related to it. The said spaces are placed at the ex Municipal Slaughterhouse in Via G. Verdi in Calimera.

2. University of Salento allows the enterprise GELESIS srl, as above represented, that accepts, the use (free) for 3 years of the premises placed at the ex Municipal Slaughterhouse in Calimera reported in the enclosed layout (Enclosure 1) at the availability of University of Salento in virtue of the Convention undersigned with the Municipality of Calimera on 22nd January 2010.

ART. 3 – DESTINATION BOND

1. The company “GELESIS srl”, on its hand, obliges itself, with the signature of this contract, to devote the property and its furniture under article 2 for the only aim of offices and laboratory of development of medical prototype devices for the treatment of obesity and of diseases related to it, engaging itself to maintain this destination for the whole duration of their use except from different agreements written between the Parties.

ART. 4 – DELIVERY MINUTES

The delivery of the property, of furniture, equipment and services has to take place within 10 (ten) days from the signing of this contract and has to result from a specific minutes drawn up in consultation between the Parties, with an enclosed inventory list of the furniture which will be provided by the University of Salento.

2. On signing of this contract, the company “GELESIS srl” declares of having visited the premises of which it recognizes the compliance with the characteristics and conditions of the simultaneously drawn up and signed delivery minutes as well as the suitability of the same for the purposes under articles 2 and 3 and the responsiveness to the needs, capacity and security required for the same.

3. Any possible dispute about the maintenance state of the premises has to be raised on signing of the delivery minutes and has to be written on the minutes itself.

4. Any dispute about the furniture has to be raised on the delivering of the same and be resulting from a specific minutes.

ART. 5 – COSTS

1. All costs related to the use of the premises and furniture under this contract are totally paid by the company GELESIS srl that has to care for the direct activation of utilities and services.

2. GELESIS srl has to pay the costs of ordinary maintenance.

ART. 6 – STATE OF THE PREMISES, OF FURNITURE AND EQUIPMENT

1. The premises under article 2 are delivered in the state they are now and in good maintenance conditions known by the company “GELESIS srl”.

2. On the contract expiration, the premises and their furniture will have to be given back in the same good maintenance state as delivered and University of Salento won’t have to pay any benefits for possible improvements or additions made.

3. For any type of improvement or modification that the company wants to make to the structures, even if it’s made with removable elements, the above-mentioned company is requested to ask in advance for the authorization by the University.

ART- 7 – ADMISSION TO THE PREMISES

1. The company will let enter the premises under article 2, after authorization by the Responsible of the same, the trusted staff it will deem necessary for the carrying out of its own purposes and, in the case of working activity, the same staff will have to be covered by insurance.

2. The staff are obliged to respect the anti-accident rules in force including the ones regarding safety and health in working places under the legislative Decree nr. 81/2008.

ART. 8 – SAFEKEEPING OBLIGATION

1. The company “GELESIS srl” obliges itself to preserve and to keep the premises under article 2 and any furniture, with the due diligence and to use them for the purposes and employment shown in this contract.

ART. 9 – PROHIBITION OF TRANSFER OF PREMISES AND EQUIPMENT

1. The company “GELESIS srl” can’t transfer the premises and the furniture, totally or partially, with or without pieces of furniture, for payment or free of charge, under the articles 2 and 4, except from subsidiaries and associated companies of the same enterprise, anyway, after written communication to University of Salento.

ART 10 – RESPONSIBLE PEOPLE

1. Each part appoints a responsible of the Contract in the persons of :

- GIOVANNI SCOGNAMILLO for the University of Salento;

- GIOVANNY ABBATE for the company “GELESIS srl”

ART. 11 – LIABILITY

1. The company is directly liable towards the University and third parties for any damage deriving from the abuse or negligence in the use of the premises under article 2 and of the furniture caused by its own fault, or by its staff’s fault or by people indicated by the same.

2. The company is required to care about the insurance coverage for civil liability towards people or things of the University or towards third parties.

3. The company is required to care about the insurance coverage of its possible equipment in case of fires, thefts and other accidental events.

ART 12 – REVOCATION

1, The University of Salento reserves the right to revoke “ad nutum “ (“at will”) the use of the premises and equipment in case the same are totally or partially destined to a different use from the one shown in the articles 2 and 3 and the contract suspension obliges the company GELESIS srl to the immediate return of the premises and furniture under this contract.

ART. 13 – DURATION

1. The use of spaces and equipment, free of charge, will last 3 (three) years starting from the signing, probably extensible after the decision of the competent institutions.

2. The Parties agree that the early return of the premises can be exclusively required by the University, in case the same wants to devote this property for institutional aims in face of not deferrable demands.

3. In any case the early return of the premises has to be required by registered mail with a notice of at least 6 months.

4. In this hypothesis of early return of the premises, the University engages itself to look for a new possible seat to assure the continuity of the research activity carried out by the company “GELESIS srl”.

ART. 14 – DISPUTES

1. The disputes that should arise as regards validity, interpretation, implementation or dissolution of this contract are under the jurisdiction of the Court in Lecce.

ART. 15 – CONTRACT COSTS

1. This contract, drawn up with stamp duty, will be registered according to the current legislation in this field and GELESIS srl has to bear the costs.

ART. 16 – REFERENCE

1. For all matters not expressly provided by this contract, reference has to be made to what is established by the articles of the civil code in terms of use.

ART. 17 – CHOICE OF RESIDENCE

1. The company GELESIS srl, for any effect dependent on this contract, choices the residence at the registered office, according to the article 47 of the Civil Code.

Read, confirmed and signed

Lecce, 31st August 2011

For the University of Salento

The Dean

Prof. Eng. Domenico Laforgia

/s/ Domenico Laforgia

For the company GELESIS srl

The Legal Representative

Dr. Giovanni Abbate

/s/ Giovanni Abbate

ADDENDUM TO THE CONTRACT FOR

THE USE OF SPACES AND FURNITURE SIGNED BETWEEN

UNIVERSITY OF SALENTO AND GELESIS S.R.L. ON 31ST AUGUST 2011

UNIVERSITY OF SALENTO (hereinafter called University of Salento, placed in Lecce. P.zza Tancredi, n. 7, Fiscal Code 80008870752, in the person of the Dean, Prof. Eng. Domenico Laforgia, born in Bari on 22nd June 1951 and domiciled for this office at the above-mentioned seat

AND

the enterprise “GELESIS srl” located in Naples, Galleria Umberto I, 8 Vat Number 06508451215 represented by Dr. Giovanni Abbate, as sole director as well as legal representative of the above-mentioned company

PROVIDED

- that on 31st August 2011 University of Salento and GELESIS SRL signed a contract for the use of spaces and furniture at the ex Municipal Slaughterhouse in Calimera by GELESIS srl approved with D.R. 29th August 2011 nr. 968;

- that through a protocol note nr. 29411 dated 13rd September 2011, Professor Lorenzo Vasanelli as Delegate for Research and Scientific Responsible for the Project SINTeSIS, has shown the need to establish the date of the fore-mentioned contract in 8 years changing the original contractual forecast of 3 years, “ in order to comply with the specific prescription of the notice “Innovative and Operational Enterprises” required by Puglia Sviluppo, under penalty of stopping the existing financing, that expects the whole duration of the loan of 8 years ( three years for the duration of the investment project and other five years for the obligation of maintenance of the bought goods”

- that the Convention signed on 22nd January 2010 with the Municipality of Calimera grants to University of Salento as a free decennial extended loan some spaces of the ex Municipal Slaughterhouse placed in Via G. Verdi at the same conditions laid down for the purposes of “research, technological transfer aimed at the support and starting of academic spin off and innovative enterprises especially of the Department of Innovation Engineering” ;

- that in the minutes (protocol note n. 23635-III712 dated 07/07/011) of the meeting held on 22nd June 2011, between the Scientific Responsible and the Operational Responsible of the Project SINTeSIS as well as the Director of the Department of Innovation Engineering “for the examination of the enquiries of spin-off and of innovative enterprises for the assignment of the premises of the seat of Calimera” among which the ones of the enterprise GELESIS srl , is explained that the same “ undertakes the availability of the three rooms on the ground floor; on the side in continuity with the assigned principal body at its own care and expenses;

- that under article 9 of the Convention signed on 22nd January 2010 with the Municipality of Calimera, the same “engages itself, according to its own financial resources, to complete the renovation and retrofitting of the remaining parts” as well as “ to verify the interest of the University to acquire with the same ways and for the same aims” the other spaces “before making them available for other institutions” granting, according to this last hypothesis, the selection of subjects with the purpose to give support to enterprises and to the productive world like the ones of University of Salento;

- that GELESIS srl, within the Project approved by the Region of Apulia, means to renovate at its own care and expenses the other spaces in the fore-mentioned property, standing the impossibility for the Municipality of Calimera to provide for this in absence of suitable availability of financial resources;

- that negotiations with the Municipality of Calimera are underway and in an advanced stage for the granting of other spaces of the ex Municipal Slaughterhouse and for the extension of the Original Extended Loan establishing the date in 20 years;

- that GELESIS srl has already undertaken some actions at the Municipality of Calimera to start the renovation interventions of the other spaces at the ex Municipal Slaughterhouse;

- that, with a notice dated 29th August 2011, the Municipality of Calimera has considered acceptable this request, “ following the recent telephone agreements during which the Municipal Administration was asked to assent to the use , beside the premises already granted as extended loan, of other spaces to be made available for the carrying out of activities related to the promotion and enhancement of services to enterprises as well as, following the article 9 of the extended loan, that gives University of Lecce the permission to exert the emption right for the acquirement of other spaces”;

- that the fore-mentioned Declaration of the Municipality was expressly issued “ pending the administrative regulations of the new assignment that has to take place with the same procedures as the ones established on occasion of the principal assignment”;

- that the spaces reported in the layout enclosed to the D.R. 29th August 2011 nr. 968 and indicated with letters D), E) and F) will be, after formalizing the transfer as extend loan to the University; destined to GELESIS srl against the commitment to renovation of the latter;

- that said spaces will be at the availability of University that will use the same for the remaining period of the extended loan as renewed;

- that it is necessary to integrate the contract undersigned on 31st August 2011 with this Addendum Act;

- that with D.R. nr. 1160 dated 7th October 2011 the draft of this Addendum Act was approved, charging the costs of stamp duty and registration of the contract to GELESIS srl;

- that this Addendum Act is an integrating and essential part of the contract for the use of spaces and furniture undersigned between University of Salento and GELESIS SRL on 31st August 2011;

- that any change, addition or waiver to this act or to the ones related to it, has to be a written document signed by both Parties;

- that the Parties, after ratification and confirmation of the fore-said, declare it an integrating and essential part of this Addendum Act and mean to prove all terms and conditions set out therein

ESTABLISH AND AGREE THE FOLLOWING:

ART. 1 – VALUE OF PRECONDITIONS

1. Preconditions are an integrating and essential part of this Addendum Act.

ART. 2 – SUBJECT OF THE ADDENDUM ACT

1. This Addendum Act is an integrating and essential part of the contract for the use of spaces and furniture undersigned between University of Salento and GELESIS srl on 31st August 2011 for the carrying out of activities of laboratory and development of medical prototype devices for the treatment of obesity and of diseases related to it. The said spaces are placed at the ex Municipal Slaughterhouse in Via G. Verdi in Calimera.

2. Comma 2 of the article 2 of the contract undersigned between the Parties on 31st August 2011 is so replaced:

“University of Salento allows the enterprise GELESIS srl, as above represented, that accepts, the use (free) for 8 years of the rooms placed at the ex Municipal Slaughterhouse in Calimera at the availability of University of Salento thanks to the Convention undersigned with the Municipality of Calimera on 22nd January 2010, reported in the letters A), B) and C) in the layout enclosed to the contract signed between the Parties on 31st August 2011”.

ART. 3 – DURATION

1. Comma 1 of the article 13 of the contract undersigned between the Parties on 31st August 2011 is so replaced:

“1. The use of the spaces reported in the letters A), B) and C) in the layout enclosed to the contract undersigned on 31st August 2011 and of the equipment free of charge will last 8 years (eight) starting from the signing of the Contract – 31st August 2011 – and, then, with deadline on 30th August 2019, possibly extended after decision of the competent institutions”.

ART. 3 – Bis – FURTHER COMMITMENTS

After article 3 of the contract signed between the Parties on 31st August 2011 the following article 3-bis is added:

“1. After the formalization of the transfer as a free extended loan to the University of Salento of other spaces placed on the ground floor of the ex Municipal Slaughterhouse, GELESIS engages itself to renovate, at its own care and expenses and after getting the necessary permissions from the pertinent Authorities, the spaces reported in the letters D), E) and F) in the layout enclosed to the contract undersigned on 31st August 2011.

2. The use of spaces under comma 1 after the transfer of the same to GELESIS srl by the University will end on 30th August 2019”.

ART. 4 DELIVERY MINUTES

The article 4 of the contract signed between the Parties on 31st August 2011 is so replaced:

“ The delivery of the property reported under article 3, of furniture and equipment has to take place within 10 (ten) days from the signing of this contract and has to result from a specific minutes drawn up in consultation between the Parties, with an enclosed inventory list of the furniture which will be provided by the University of Salento.

2. On signing of this contract, the company “GELESIS srl” declares of having visited the premises of which it recognizes the compliance with the characteristics and conditions of the simultaneously drawn up and signed delivery minutes as well as the suitability of the same for the purposes under articles 2 and 3 and the responsiveness to the needs, capacity and security required for the same.

3. Any possible dispute about the maintenance state of the premises has to be raised on signing of the delivery minutes and has to be written on the minutes itself.

4. Any dispute about the furniture has to be raised on the delivering of the same and be resulting from the specific minutes.

5. The delivery of the property under article 3-bis and of furniture has to be effected within 10 (ten) days from the signing of the Act according to comma 2 of the article 3-bis and has to be resulting from the specific minutes drawn up in consultation between the Parties.

ART. 5 – CONTRACT COSTS

1. This Addendum Act will be registered according to the provisions of the related law and the costs will be paid by the company “GELESIS srl”.

ART. 6 – REFERENCE

1. For all matters not expressly provided by this Addendum Act, reference has to be made to what is established in the Contract signed between the Parties on 31st August 2011 as well as to the articles of the civil code in terms of use.

Lecce, 14/10/2011

For University of Salento

The Dean

Prof.Eng. Domenico Laforgia

/s/ Domenico Laforgia

For the company GELESIS srl

The Legal Representative

Dr. Giovanni Abbate

/s/ Giovanni Abbate